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                                                                 EXHIBIT 10.27

                AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT


This Amendment No. 1 modifies the Management Agreement (the "Agreement") by and between Alliance Imaging, Inc., ("Alliance") a Delaware corporation located at 1065 PacifiCenter Drive, Suite 200, Anaheim, California 92806 and Kohlberg Kravis Roberts & Co., L.P. ("Client") located at 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025 dated as of November 2, 1999.

The provisions of this Amendment shall become effective as of January 1, 2000 (the "Effective Date").

Paragraph 1 of the Agreement shall be replaced in its entirety and shall read as follows:

1. The Company has retained us, and we hereby agree to accept such retention, to provide to the Company, when and if called upon, certain management, business strategy, consulting services of the type customarily performed by us. The Company agrees to pay us an annual fee of Six Hundred Fifty Thousand dollars ($650,000), payable in quarterly installments in arrears at the end of each calendar quarter.

Except as provided for above, no other change, amendment or modification of the Agreement is hereby intended or implied.




ALLIANCE IMAGING, INC.                  KOHLBERG KRAVIS
                                        ROBERTS & CO., L.P.


Signature: /s/ RICHARD N. ZEHNER        Signature: /s/ MICHAEL W. MICHELSON
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Printed:   Richard N. Zehner            Printed:   Michael W. Michelson
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Title:     CEO                          Title:     Manager
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Date:      8/1/00                       Date:      8/1/00
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